UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 9, 2012

Teleflex Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5353	23-1147939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

155 South Limerick Road, Limerick, Pennsylvania		19468
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-948-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2012, Teleflex Incorporated (the "Company") appointed Thomas E. Powell to serve as the Company’s Senior Vice President and Chief Financial Officer. Mr. Powell, 50, joined the Company in 2011 as Senior Vice President, Global Finance from TomoTherapy Incorporated, a medical device company, where he had been the Chief Financial Officer since 2009. He also served as the Chief Financial Officer of Textura Corporation, a business solutions company, in 2008, and the Executive Vice President, Chief Financial Officer and Treasurer of Midway Games, Inc., a video gaming company, from 2001 to 2008.

On March 9, 2012, Richard A. Meier’s employment as Executive Vice President and Chief Financial Officer of the Company terminated. In connection with his departure, Mr. Meier will be entitled to receive payments and benefits payable upon a termination under Section 4 of his severance agreement dated January 14, 2011 (which terms have been disclosed in the Company’s 2011 proxy statement), subject to his execution of a general release of claims against the Company as required by his severance agreement. Mr. Meier will be subject to various restrictive covenants, including covenants relating to non-competition, non-solicitation and confidentiality, pursuant to the terms of his severance agreement.

Item 7.01 Regulation FD Disclosure.

On March 12, 2012, the Company issued a press release announcing the matters described in Item 5.02 above and also reaffirming its previously provided 2012 constant currency revenue growth and adjusted earnings per share guidance ranges. A copy of the press release is furnished as Exhibit 99.1 hereto. The information furnished pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release of Teleflex Incorporated dated March 12, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teleflex Incorporated

March 12, 2012	By:	Laurence G. Miller

Name: Laurence G. Miller
Title: Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Teleflex Incorporated dated March 12, 2011.